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                                                                    EXHIBIT 23.1

The Board of Directors
First Mariner Bancorp:

    We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the Prospectus.

                                          KPMG Peat Marwick LLP

Baltimore, Maryland
June 18, 1998